UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2015

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue
Chicago, Illinois, 60611
(Address of Principal Executive Offices) (Zip Code)

312-222-9100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On August 18, 2015, Tribune Publishing Company (the “Company”) announced that the Company’s Board of Directors authorized a stock repurchase program. Under the program, the Company may purchase up to $30 million of its outstanding common stock over the next 24 months.  The purchases may be made in open-market transactions or privately negotiated transactions and may be made from time to time depending on market conditions, share price, trading volume, cash needs and other business factors.

On August 18, 2015, the Company issued a press release announcing the share repurchase program.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Press release dated August 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date:	August 18, 2015	By:	/s/ Julie K. Xanders
		Name:	Julie K. Xanders
		Title:	Executive Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 18, 2015